 Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CLECO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by Cleco Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Cleco Corporation
Commission File No.: 001-15759

The following is the transcript of a video from Darren J. Olagues, President, Cleco Power LLC, posted on October 20, 2014 to Cleco Corporation’s intranet for its employees.
Cleco has had a great past and an even brighter future. I couldn’t be prouder to be part of the management team during these exciting times for the Company.
What has made Cleco successful is making right long-term decisions, while staying true to our core values, our commitments to our employees, our retirees, our customers and the communities we serve.
It was very important to find the right partner that understands what makes Cleco successful. We have found that partner. They will allow Cleco to remain Cleco while supporting us in achieving our long-term goals.
This is a great day. I’d encourage you to read more about this transaction. Together, we can work for a bright future for Cleco.
Forward-Looking Statements
Statements in this communication include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close, including the failure to obtain shareholder approval for the proposed merger; (ii) the failure to obtain regulatory approvals required for the merger, or required regulatory approvals delaying the merger or causing the parties to abandon the merger; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the proposed merger on Cleco’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the proposed merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the proposed merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 25, 2014, under the headings Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, Cleco will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement, and may file other relevant documents with the SEC. The definitive proxy statement will be mailed to Cleco’s shareholders. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Cleco’s shareholders are urged to read the definitive proxy statement in its entirety when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of the definitive proxy statement, when available, and other relevant documents filed by Cleco with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the definitive proxy statement, when available, and other relevant documents from Cleco’s website at http://www.cleco.com or by directing a request to: Cleco Corporation, P.O. Box 5000, Pineville, LA 71361-5000, Attn: Shareholder Assistance, (800) 253-2652.

Participants in the Solicitation

Cleco and its directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of Cleco in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Cleco in connection with the proposed merger, which may be different than those of Cleco’s shareholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Shareholders can find information about Cleco and its directors and executive officers and their ownership of Cleco’s common stock in Cleco’s definitive proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 14, 2014, and in subsequently filed Form 4s of directors and executive officers filed with the SEC.